 Exhibit (a)(1)(iii)
Letter of Transmittal
Regarding Shares in Ares Strategic Income Fund
Tendered Pursuant to the Offer to Purchase
Dated May 21, 2025
The Offer and withdrawal rights will expire on June 20, 2025 and this Letter of Transmittal must be received by
the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,
Eastern Time, on June 20, 2025, unless the Offer is extended
Complete this Letter of Transmittal and follow the Transmittal
Instructions included herein
Dear Shareholder:
The undersigned hereby tenders to Ares Strategic Income Fund, a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust (the “Fund”), the common shares of beneficial interest in the Fund, par value $0.01 per share (“Shares”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated May 21, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.
The undersigned hereby sells to the Fund the Shares or portion thereof tendered hereby pursuant to the Offer.
The undersigned hereby warrants that the undersigned has full authority to sell the Shares or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares or portions thereof tendered hereby.
If the Fund accepts for purchase the Shares tendered hereby, the purchase price will be paid in cash to the undersigned. The cash payment(s) of the purchase price for the Shares or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account from which your subscription funds were debited.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

Letter of Transmittal

Tendered Pursuant to the Offer to Purchase

Dated **May 21, 2025**

THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY SS&C TECHNOLOGIES, INC. BY **JUNE 20, 2025**
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., EASTERN TIME, ON **JUNE 20, 2025,**
UNLESS THE OFFER IS EXTENDED

ARES

Ares Strategic Income Fund

PLEASE CONTACT YOUR FINANCIAL INTERMEDIARY BEFORE SUBMITTING YOUR TENDER REQUEST.

1. Please Mail This Completed Form to:

Overnight Mail:	Regular Mail:
ARES STRATEGIC INCOME FUND	ARES STRATEGIC INCOME FUND
C/O DST Asset Manager Solutions, Inc.	C/O DST Asset Manager Solutions, Inc.
801 Pennsylvania Ave Ste 219079	P.O. Box 219270
Kansas City, MO 64105	Kansas City, MO 64105

2. Current Subscriber Information (Please print name in which shares are registered)

☐ Class S Shares ☐ Class D Shares ☐ Class I Shares

Registration

Investor Social Security/Taxpayer ID # Co-Investor Social Security/Taxpayer ID #

Street Address City State ZIP

Ares Account Number Home Telephone Email Address

3. Amount of Shares in the Fund Being Tendered:

☐ Entire amount of Shares

☐ Portion of Shares $ ________________ or ________________ Number of Shares

The undersigned understands and agrees that if the undersigned tenders some but not all of its shares for repurchase, it will be required to maintain a minimum balance of $500 of the Fund's shares, and that the Fund may repurchase all of the shares held by the undersigned at the repurchase price in effect on the date the Fund determines that the undersigned has failed to meet the minimum balance, less any early repurchase deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Fund's net asset value. Minimum account repurchases are subject to the early repurchase deduction.

4. Non-Custodial Payment Instructions

CUSTODIAL ACCOUNTS — REDEMPTION PROCEEDS WILL BE SENT TO THE CUSTODIAN FOR DEPOSIT INTO THE CUSTODIAL ACCOUNT CITED IN YOUR SHAREHOLDER RECORD. CUSTODIAL SIGNATURE REQUIRED.

PAYMENT GUIDELINES: Proceeds from tax deferred and tax exempt registration types are required to be returned to the custodian on record.

If you invest in the Fund through a financial intermediary, that financial intermediary may require alternate payment and/or delivery instructions, notwithstanding your request herein. Please contact your financial intermediary before submitting your tender request.

Please Deliver All Proceeds to the Following:

☐ Deliver All Proceeds to Custodian on Record

☐ Deliver All Proceeds to Bank Account on Record

☐ Deliver All Proceeds to New Bank Instructions (Must complete Part 5 below)

Page 1 of 2

Letter of Transmittal

Tendered Pursuant to the Offer to Purchase

Dated **May 21, 2025**

THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY SS&C TECHNOLOGIES, INC. BY **JUNE 20, 2025**
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., EASTERN TIME, ON **JUNE 20, 2025,**
UNLESS THE OFFER IS EXTENDED

Ares Strategic Income Fund

5. New Bank Instructions

(Medallion Signature Guarantee Required if this Part is completed)

Bank Name:

ABA Routing Number:

Name(s) on Bank Account:

Bank Account Number:

6. Signature(s)

Signature of Investor or Trustee

Signature of Co-Investor or Trustee, if applicable

Date

Signature of Authorized Custodian, if applicable

7.

Guarantor: Affix signature guarantee here.

Guarantor: Affix signature guarantee here.

A Medallion Signature Guarantee is required. A notary public is not an acceptable guarantor.

If the account is custodian-held, Medallion Signature Guarantee must be completed by the custodian.

A. **THIS DOCUMENT REQUIRES A MEDALLION SIGNATURE GUARANTEE BELOW ONLY WHEN AUTHORIZED SIGNER(S) INSTRUCT THE FUND TO SEND TENDER PROCEEDS TO AN ACCOUNT OTHER THAN THE BROKER/CUSTODIAN ACCOUNT OF RECORD.**

PLEASE CONTACT YOUR FINANCIAL INTERMEDIARY BEFORE SUBMITTING YOUR TENDER REQUEST.

Ares Wealth Management Solutions Contact Information:

Phone: 866.324.7348 **Website:** areswms.com **Email:** WMSoperations@aresmgmt.com

Page 2 of 2

ASIF-6402-0225

Letter of Transmittal
Regarding Shares in Ares Strategic Income Fund
For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Tendered Pursuant to the Offer to Purchase
Dated May 21, 2025
Your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Letter of Transmittal for processing by
11:59 p.m., Eastern Time, on May 21, 2025, unless the Offer is extended
Should you wish to participate in the Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager.
For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.
Dear Shareholder:
The undersigned hereby tenders to Ares Strategic Income Fund, a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), common shares of beneficial interest in the Fund , par value $0.01 per share (“Shares”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated May 21, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.
The undersigned hereby sells to the Fund the Shares or portion thereof tendered hereby pursuant to the Offer.
The undersigned hereby warrants that the undersigned has full authority to sell the Shares or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares portions thereof tendered hereby.
If the Fund accepts for purchase the Shares tendered hereby, the purchase price will be paid in cash to the undersigned. The cash payment(s) of the purchase price for the Shares or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account from which your subscription funds were debited.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

Instructions to Tendering Shareholder:
Please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the tender order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager. For additional information, call your Merrill Lynch Financial Advisor/Portfolio Manager. If the shareholder chooses to fax the signed Letter of Transmittal (or otherwise deliver not in original form), it should mail the original Letter of Transmittal to its Merrill Lynch Financial Advisor/Portfolio Manager promptly after it is initially delivered (although the original does not have to be received before 11:59 p.m., Eastern Time, on June 20, 2025).

Tender Offer

Signature Pages - U.S. Investors

Document No.: Client Account No.:

These Tender Offer Request Signature Pages (or "Signature Pages") relate to the client's (the "Client") redemption or repurchase request from one or more investment funds (each, a "Fund"). The term "Fund" or "Funds" as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term "Interest" refers to any unit of participation, share, or other form of interest issued by a Fund.

Registration / Client Account Details

Account registration and address

Account classification | Taxpayer identification number | Account Number

Exempt payee code

Exemption from FATCA reporting code

FATCA classifications

Sample use only

Document No.: 1 of 4 Client Account No.:

TENDER_0523

Document No.: Client Account No.:

Request Tender / Redemption Details

Fund Name:				
Effective Date	Cut-off Date	Channel	Tender Type ☐ Full ☐ Partial	Units (If Partial)

Payment

Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or Private Bank, as indicated above, who will facilitate the distribution of proceeds into the Client's account.

Signature

By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Sample use only

Document No.: 2 of 4 Client Account No.:
TENDER_0523

Document No.: Client Account No.:

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows: (a) the Social Security/ Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9); (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding; and (c) if an exemption from the Foreign Account Tax Compliance Act (FATCA) reporting was on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct.

Certification instructions.

☐ Check this box if you have been notified by the IRS that you arecurrently subject to backup withholding because you have failed to report all interest and dividends on your tax return. **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

If one or more of the signatories listed here does not need to sign on behalf of the account, cross out their name. This does not apply to joint accounts.

Signature 1:

Signature 1 Date

Signer's name *(please print)* Title

Signature 2:

Signature 2 Date

Signer's name *(please print)* Title

Signature 3:

Signature 3 Date

Signer's name *(please print)* Title

Signature 4:

Signature 4 Date

Signer's name *(please print)* Title

Signature 5:

Signature 5 Date

Signer's name *(please print)* Title

Signature 6:

Signature 6 Date

Signer's name *(please print)* Title

Sample use only

Document No.: 3 of 4 Client Account No.:

TENDER_0523

Document No.: Client Account No.:

Investment Professional Attestation

The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client's investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client's investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client's contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es)/tranche(s) and series of Interests issued by each Fund in which the Client currently invests.

Investment Professional name — Production number / PB CAI number

Investment Professional signature — Date

Sample use only

Document No.: 4 of 4 Client Account No.:
TENDER_0523